HERITAGE SERIES TRUST

                                VALUE EQUITY FUND

                      Supplement dated July 18, 1997 to the
                         Prospectus dated March 1, 1997


      Effective July 9, 1997, Thomas F. Sassi is the portfolio manager of the Heritage Series Trust - Value Equity Fund (the "Fund"). Mr. Sassi is the Chief Investment Officer and a Senior Managing Director of Dreman Value Advisors, Inc. ("Dreman"), the Fund's subadviser. Mr. Sassi joined Dreman in August 1996 as Director of Research. Prior thereto, Mr. Sassi served as a consultant for Omega Advisers, Inc. from December 1995 to August 1996. From October 1993 to March 1996, Mr. Sassi was Senior Vice President and Portfolio Manager for Dillon Read & Co. From June 1990 to October 1993, Mr. Sassi served as Managing Director of Research for Dreman Value Management, L.P.

      Dreman is expected to change its name to Kemper Value Advisors, Inc. by the end of August 1997. Accordingly, as of that date, all references in the Prospectus to Dreman will apply to Kemper Value Advisors, Inc. In addition, Dreman's parent company, Zurich Kemper Investments, Inc. ("ZKI"), is scheduled to merge with Scudder, Stevens & Clark, Inc. (`Scudder") to form Scudder Kemper Investments, Inc. as a result of an agreement between Scudder and the Zurich Group, which controls ZKI. The merger is expected to be completed in the fourth quarter of 1997.